SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                          Date of Report: July 27, 2004

                         THE MCGRAW-HILL COMPANIES, INC.
                         -------------------------------
             (Exact Name of Registrant as specified in its charter)


   New York                          1-1023                      13-1026995
(State or other                   (Commission                   (IRS Employer
jurisdiction of                     File No.)                Identification No.)
incorporation or
organization)

              1221 Avenue of the Americas, New York, New York 10020
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 512-2564
                                 --------------
              (Registrant's telephone number, including area code)

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      Item  9. Regulation FD Disclosure/Disclosure of Results of Operations and
               Financial Condition (Furnished Pursuant to Item 12 of Form 8-K)

      On July 27, 2004 Registrant issued an earnings release (the "Earnings Release") containing a discussion of Registrant's results of operations and financial condition for the second quarter ending June 30, 2004.

      Item 7. Exhibits

      (99) Earnings Release of the Registrant, dated July 27, 2004, containing a discussion of Registrant's results of operations and financial condition for the second quarter ending June 30, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE McGRAW-HILL COMPANIES, INC.


                                                 /s/ Kenneth M. Vittor
                                                 ------------------------------
                                                 By:  Kenneth M. Vittor
                                                       Executive Vice
                                                       President and
                                                       General Counsel

Dated:  July 27, 2004

                                INDEX TO EXHIBITS

Exhibit Number

      (99) Earnings Release of the Registrant, dated July 27, 2004, containing a discussion of Registrant's results of operations and financial condition for the second quarter ending June 30, 2004.